Exhibit 4.2

NUMBER                                                               SHARES

                                    [LOGO]

                        Sims Agricultural Products Co.

               INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO

This Certifies that:


is the registered holder of:

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF

                        Sims Agricultural Products Co.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

                                    [SEAL]

DATED:            ATTEST:                       Sims Agricultural Products Co.

                  By:                           By:
                       Secretary                      President

      The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in fill according to applicable laws or regulations.

TEN COM     - as tenants in common        UNIF GIFT MIN ACT..................Custodian.........................
TEN ENT     - as tenants by the entireties                 (Cust)                                       (Minor)
JT TEN      - as joint tenants with right                             under Uniform Gifts to Minors Act
              of survivorship and not as                   ....................................................
              tenants in common                                                   (State)

    Additional abbreviations may also be used though not in the above list.

                                     TERMS

This certificate and the shares represented thereby shall be held subject to all of the provisions of the Articles of Incorporation and the By-Laws of said Corporation, a copy of each of which is on file at the office of the Corporation, and made a part hereof as fully as though the provisions of said Articles of Incorporation and By-Laws were imprinted in full on this certificate, to all of which the holder of this certificate, by acceptance hereof, assents and agrees to be bound.

For value received,                              hereby sell, assign and
                    ----------------------------
transfer under

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

------------------------------------

--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          shares
-------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby
irrevocably constitute and appoint                                    attorney
                                  -----------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
      -------------------------------

                                 ---------------------------------------------
                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER